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                                                                EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Gart Sports Company:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.



                                                       KPMG Peat Marwick LLP




Denver, Colorado
June 22, 1998